UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Ontario	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street
Delta, British Columbia Canada
(Address of Principal Executive Offices)

V4K 3N3

(zip code)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Named Executive Officer

On August 18, 2023, Mandesh Dosanjh notified the Company that he was stepping down from his position as President and Chief Executive Officer of Pure Sunfarms, Inc. (“Pure Sunfarms”), a subsidiary of Village Farms International, Inc. (the “Company”). Mr. Dosanjh has since been succeeded by Orville Bovenschen as the new President of Pure Sunfarms. Mr. Dosanjh was a Named Executive Officer in FY 2022 for purposes of the Company’s executive compensation disclosures in its annual proxy statement.

Item 7.01 Regulation FD Disclosure.

On August 22, 2023, the Company issued a press release announcing the appointment of Orville Bovenschen as the President of Pure Sunfarms, effective immediately. A copy of the press release is included as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being furnished hereto and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2023

Village Farms International, Inc.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer